SEMI ANNUAL REPORT

                                FEBRUARY 28, 1998

                                TEMPLETON CHINA
                                WORLD FUND, INC.



                           [FRANKLIN TEMPLETON LOGO]

PAGE


[FRANKLIN TEMPLETON CELEBRATING OVER 50 YEARS LOGO]


Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and to expect that mixed in with the good years can be some bad years. It's important to remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds, which are managed by many of the investment professionals he selected and trained.




[PHOTO OF J. MARK MOBIUS]
J. MARK MOBIUS, Ph.D.
President
Templeton China World Fund, Inc.


Dr. Mobius, a German citizen, has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of the business practices and customs that are unique to developing nations.

PAGE


SHAREHOLDER LETTER

Your Fund's Objective: The Templeton China World Fund, Inc. seeks long-term capital appreciation by investing primarily in equity securities of "China companies."

Dear Shareholder:

This semi-annual report of the Templeton China World Fund covers the period ended February 28, 1998. During the six months under review, mainland China's economy grew significantly and inflation remained relatively benign. However, China's equity markets could not avoid the negative effects of the Asian financial crisis, and stock prices on some of its exchanges suffered substantial declines.

Asian currency problems hit Hong Kong particularly hard after several countries in the region were forced to devalue their currencies. Hong Kong's government defended its currency by raising overnight interbank interest rates substantially. This enabled the authorities to maintain the Hong Kong dollar's peg to the U.S. dollar, but precipitated a dramatic drop in property values. Consequently, the stock value of banks holding property



You may find a complete listing of the Fund's portfolio holdings, including the number of shares and dollar value, on page 8 of this report.



CONTENTS


Shareholder Letter ........   1

Performance Summary .......   5

Financial Highlights &
Statement of Investments ..   7

Financial Statements ......  13

Notes to Financial
Statements ................  16


[FUND CATEGORY PYRAMID]

PAGE


GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
2/28/98

Hong Kong Shares       79.0%
China B-Shares         16.7%
Other Shares            1.1%
Short-Term
Investments &
Other Net Assets        3.2%


as loan collateral fell, and the Hang Seng Index dropped by 40% between October 3, 1997 and October 28, 1997.(1)

China's Shenzhen and Shanghai B-share markets were also hurt by the currency crisis. Between August 31, 1997 and February 28, 1998, each dropped 30%. In contrast, China's A-share markets were largely unaffected. During the reporting period, the Shenzhen A-share market rose 2% and the Shanghai A-share market was virtually unchanged.(2) One reason for the dichotomy between the performance of A and B shares is that ownership in A-shares is restricted to domestic residents who are less likely than foreign investors to sell their holdings. Perhaps the best reason, however, for the lack of a collapse in A-share prices is that the Chinese yuan is not fully convertible into other currencies and, therefore, appears to be protected from speculative attacks.

Within this environment, the Fund posted a six-month cumulative total return of -21.36% in market-price terms, and -32.31% in net asset value terms, as discussed in the Performance Summary on page 5.

On February 28, 1998, 79.0% of the Fund's total net assets were invested in Hong Kong, 16.7% in mainland China and 1.1% elsewhere, with 3.2% in cash and other liquid assets. The Fund's largest single position continued to be its shares of HSBC Holdings Plc, the holding company for the Hongkong Bank. HSBC maintains over 400 offices worldwide and has major subsidiaries in the U.S. and the U.K. We also maintained our significant holdings of Cheung Kong Holdings Ltd. and New World Development Co. Ltd., companies with large real estate holdings and commercial interests in Hong Kong and mainland China.


(1). Market returns are measured in U.S. dollars and include reinvested dividends. An index is an unmanaged group of securities that is used to measure market performance. One cannot invest directly in an index.

(2). As measured in U.S. dollars. Market returns include reinvested dividends.


2

PAGE


Looking forward, Hong Kong's authorities face a dilemma. Keeping their currency pegged to the U.S. dollar could invite speculative attacks by foreign investors. This could cause upward pressure on interest rates, falling property values, a weak banking sector, and stock price declines. On the other hand, floating the Hong Kong dollar could result in spiraling inflation and eventual recession. This is a difficult choice, but given the economy's underlying health, we believe keeping the currency pegged to the U.S. dollar would be the correct decision. Possibly a better solution would be to reduce Hong Kong's inflation rate, which could allow for lower interest rates, higher property values, and increased investment, thereby creating more natural demand for the currency.

Another factor complicating Hong Kong's problem is the Chinese yuan. There has been speculation that it may be devalued to maintain the competitiveness of China's exports versus the region's other devalued currencies. However, the relationship between the yuan and the Hong Kong dollar makes it difficult to maintain the dollar peg if the yuan were to be rapidly devalued.

Of course, investing in emerging markets involves special considerations, which may include risks related to market and currency volatility, adverse social, economic and political developments and the relatively small size and lesser liquidity of these markets. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. In fact, the Hong Kong market has increased 1,268% in the last 15 years, but has suffered five declines of more than 20% during that time.(3)


(3). Source: Bloomberg. Based on quarterly percentage price change over 15 years ended December 31, 1997.



TOP 10 HOLDINGS
2/28/98

COMPANY,                            % OF TOTAL
INDUSTRY, COUNTRY                   NET ASSETS
----------------------------------------------

HSBC Holdings Plc
Banking, Hong Kong                       15.4%

Cheung Kong Holdings Ltd.
Multi-Industry, Hong Kong                10.0%

New World Development
Co. Ltd.
Real Estate, Hong Kong                    7.6%

Hang Lung Development
Co. Ltd.
Real Estate, Hong Kong                    5.5%

Sun Hung Kai Properties Ltd.
Real Estate, Hong Kong                    5.4%

Swire Pacific Ltd., A & B
Multi-Industry,
Hong Kong                                 4.4%

Dairy Farm International
Holdings Ltd.
Merchandising, Hong Kong                  4.2%

Wheelock & Company Ltd.
Multi-Industry, Hong Kong                 2.8%

Hong Kong Electric Holdings Ltd.
Utilities Electric & Gas,
Hong Kong                                 2.7%

Hong Kong & Shanghai
Hotels Ltd.
Leisure & Tourism, Hong Kong              2.7%



                                                                               3

PAGE


This discussion reflects the strategies we employed for the Fund during the six months under review, and includes our opinions as of the close of the period. Because economic and market conditions are constantly changing, our strategies and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. All figures shown are as of February 28, 1998, and the Fund's holdings can be expected to change with market developments and management of the portfolio. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing the securities we purchase or sell for the Fund.

We remain generally optimistic about the long-term prospects for the Hong Kong and China markets. In particular, we are very positive about the prospects for China's B-share markets when the Asian currency crisis begins to subside.

Sincerely,





/s/ J. Mark Mobius
--------------------------------
J. Mark Mobius, Ph.D.
President
Templeton China World Fund, Inc.


On October 23, 1997, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund, from time to time, at the discretion of management may purchase up to an aggregate of 2 million shares of the Fund's Common Stock (approximately 10% of the shares outstanding on October 17, 1997) in open-market transactions.



4

PAGE


PERFORMANCE SUMMARY


In market-price terms, Templeton China World Fund produced a -21.36% cumulative total return for the six-month period ended February 28, 1998. Based on the change in net asset value (in contrast to market price), the Fund delivered a cumulative total return of -32.31% for the same period. Both total return figures assume reinvestment of dividends and capital gains, if any, in accordance with the dividend reinvestment plan.

During the reporting period, the Fund's closing price on the New York Stock Exchange decreased $3.625 per share, from $12.50 on August 31, 1997, to $8.875 on February 28, 1998, while the net asset value decreased $6.73 per share, from $17.32 to $10.59.

Shareholders received combined distributions of 95.0 cents ($0.95) per share, including long-term capital gains of 56.5 cents ($0.565), short-term capital gains of 12.5 cents ($0.125) and dividend income totaling 26.0 cents ($0.26). Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the Fund's portfolio, as well as the level of the Fund's operating expenses.



Past performance is not predictive of future results.


                                                                               5

PAGE


TEMPLETON CHINA WORLD FUND
Periods ended 2/28/98

                                                                         SINCE
                                                                       INCEPTION
                                                   1-YEAR    3-YEAR    (9/9/93)
--------------------------------------------------------------------------------
Cumulative Total Return(1)
  Based on change in net asset value               -28.27%    9.03%     -4.04%
  Based on change in market price                  -25.90%    3.38%    -22.23%

Average Annual Total Return(2)
  Based on change in net asset value               -28.27%    2.92%     -0.92%
  Based on change in market price                  -25.90%    1.11%     -5.46%


(1). Cumulative total return represents the change in value of an investment over the periods indicated.

(2). Average annual total return represents the average annual change in value of an investment over the periods indicated.

All calculations assume reinvestment of dividends and capital gains, either at net asset value or at market price on the reinvestment date, in accordance with the dividend reinvestment plan and do not reflect sales charges that would have been paid at inception or brokerage commissions that would have been paid on secondary market purchases. Investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.



Past performance is not predictive of future results.



PAGE


TEMPLETON CHINA WORLD FUND, INC.
FINANCIAL HIGHLIGHTS



                                                        SIX MONTHS
                                                           ENDED                        YEAR ENDED AUGUST 31,
                                                     FEBRUARY 28, 1998    --------------------------------------------------
                                                        (UNAUDITED)         1997          1996          1995         1994+
                                                     -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period.............           $17.32          $13.39        $12.07        $14.92        $14.10
                                                     -----------------------------------------------------------------------
Income from investment operations:
 Net investment income...........................             .10              .24           .27           .33           .16
 Net realized and unrealized gain (loss).........           (5.88)            4.27          1.39         (1.91)          .79
                                                     -----------------------------------------------------------------------
Total from investment operations.................           (5.78)            4.51          1.66         (1.58)          .95
                                                     -----------------------------------------------------------------------
Underwriting expenses deducted from capital......              --               --            --            --          (.07)
                                                     -----------------------------------------------------------------------
Less distributions from:
 Net investment income...........................            (.26)            (.28)         (.33)        (.20)          (.06)
 Net realized gains..............................            (.69)            (.30)         (.01)        (1.07)           --
                                                     -----------------------------------------------------------------------
Total distributions..............................            (.95)            (.58)         (.34)        (1.27)         (.06)
                                                     -----------------------------------------------------------------------
Net asset value, end of period...................          $10.59           $17.32        $13.39        $12.07        $14.92
                                                     -----------------------------------------------------------------------
Total Return*
 Based on market value per share.................        (21.36)%           14.97%        11.75%      (29.58)%         9.54%
 Based on net asset value per share..............        (32.31)%           35.33%        14.44%      (11.13)%         6.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)................        $215,914         $353,049      $272,996      $245,982      $297,835
Ratios to average net assets:
 Expenses........................................           1.70%**          1.65%         1.65%         1.65%         1.84%**
 Net investment income...........................           1.66%**          1.55%         2.14%         2.77%         1.09%**
Portfolio turnover rate..........................           9.81%           19.51%        14.47%         3.01%        81.81%
Average commission rate paid***..................          $.0020           $.0016        $.0025            --            --

  * Total return is not annualized.
 ** Annualized.
*** Relates to purchases and sales of equity securities. Prior to fiscal year 1996 disclosure of average commission rate was not required.
+ For the period September 9, 1993 (commencement of operations) to August 31, 1994.




                       See Notes to Financial Statements.
                                                                               7
 PAGE


TEMPLETON CHINA WORLD FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1998 (UNAUDITED)



                                                                 COUNTRY          SHARES            VALUE
                                                                 ----------------------------------------
COMMON STOCKS 96.8%
APPLIANCES & HOUSEHOLD DURABLES 2.3%
Semi-Tech Co. Ltd. .........................................    Hong Kong         10,477,522     $  1,217,923
*Semi-Tech Co. Ltd., wts. ..................................    Hong Kong            241,263              312
*Shanghai Shangling Electric Appliance, B...................      China            5,787,780        1,527,974
*Shanghai Vacuum Electron Devices Co. Ltd., B...............      China            9,817,545        1,668,983
Shenzhen Huafa Electronics Co. Ltd., B......................      China              826,998          162,355
Shenzhen Konka Electronic Group Co. Ltd., B.................      China              453,600          456,383
                                                                                                 ------------
                                                                                                    5,033,930
                                                                                                 ------------
AUTOMOBILES .6%
Jardine International Motor Holdings Ltd....................    Hong Kong          2,484,000        1,387,575
                                                                                                 ------------
BANKING 16.0%
HSBC Holdings Plc. .........................................    Hong Kong          1,148,619       33,230,953
Philippine Commercial International Bank Inc. ..............   Philippines            24,000           84,475
Thai Farmers Bank Public Co. Ltd. ..........................     Thailand            604,700        1,222,042
                                                                                                 ------------
                                                                                                   34,537,470
                                                                                                 ------------
BROADCASTING & PUBLISHING
Times Publishing Ltd. ......................................    Singapore              9,000           17,772
                                                                                                 ------------
Building Materials & Components 2.4%
China Southern Glass Co. Ltd., B............................      China            7,199,340        1,692,321
K Wah International Holdings Ltd. ..........................    Hong Kong         16,670,619        2,540,695
Shanghai Yaohua Pilkington Glass, B.........................      China            4,720,000          896,800
Siam Cement Public Co. Ltd. ................................     Thailand             13,200          131,234
                                                                                                 ------------
                                                                                                    5,261,050
                                                                                                 ------------
CHEMICALS 2.5%
Shanghai Chlor-Alkali Chemical Co. Ltd., B..................      China            9,756,000        1,678,032
Shanghai Petrochemical Co. Ltd., H..........................      China           15,490,000        2,560,827
*Shenzhen Petrochemical Shareholding Co. Ltd., B............      China            4,720,720        1,048,710
Singapore Petroleum Company, fgn. ..........................    Singapore              2,000            1,086
                                                                                                 ------------
                                                                                                    5,288,655
                                                                                                 ------------
CONSTRUCTION & HOUSING 1.3%
Hopewell Holdings Ltd. .....................................    Hong Kong         12,836,579        2,835,073
                                                                                                 ------------
ELECTRICAL & ELECTRONICS .6%
Great Wall Electronic International Ltd.....................    Hong Kong         21,334,597        1,102,207
*Shanghai Automation Instrumentation Co., B.................      China            1,381,340          226,540
                                                                                                 ------------
                                                                                                    1,328,747
                                                                                                 ------------
ENERGY SOURCES .1%
*Inner Mongolia Yitai Coal Co. Ltd., B......................      China              484,250          205,322
                                                                                                 ------------

 8

 PAGE


TEMPLETON CHINA WORLD FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1998 (UNAUDITED) (CONT.)



                                                                 COUNTRY          SHARES            VALUE
                                                                 ----------------------------------------
COMMON STOCKS (CONT.)
FINANCIAL SERVICES .4%
JCG Holdings Ltd. ..........................................    Hong Kong            813,000     $    412,144
Sun Hung Kai & Co. Ltd. ....................................    Hong Kong          2,783,200          352,281
*Sun Hung Kai & Co. Ltd, wts. ..............................    Hong Kong            989,040           22,227
                                                                                                 ------------
                                                                                                      786,652
                                                                                                 ------------
FOOD & HOUSEHOLD PRODUCTS .7%
Golden Resources Development International Ltd..............    Hong Kong          7,568,000          606,027
Shanghai New Asia Group Co. Ltd., B.........................      China            1,221,766          322,546
Tingyi (Cayman Islands) Holding Corp. ......................    Hong Kong          5,414,000          615,346
                                                                                                 ------------
                                                                                                    1,543,919
                                                                                                 ------------
HEALTH & PERSONAL CARE .3%
*Zhuhai Sez Lizhu Pharmaceutical Group Inc., B..............      China            2,570,529          680,605
                                                                                                 ------------
INDUSTRIAL COMPONENTS 1.5%
Kian Joo Can Factory Bhd. ..................................     Malaysia             28,000           48,498
Leader Universal Holdings Bhd. .............................     Malaysia            118,000           73,770
*Shanghai Refrigerator Compressor Co. Ltd., B...............      China            2,397,944          685,812
+*Shanghai Rubber Belt Co. Ltd., B..........................      China            4,795,811          738,555
Shanghai Tyre & Rubber Co. Ltd., B..........................      China            6,890,990        1,777,875
                                                                                                 ------------
                                                                                                    3,324,510
                                                                                                 ------------
LEISURE & TOURISM 3.1%
Hong Kong & Shanghai Hotels Ltd. ...........................    Hong Kong          6,792,000        5,833,620
Overseas Union Enterprise Ltd. .............................    Singapore             33,000           80,642
Republic Hotels & Resorts Ltd. .............................    Singapore             45,000           18,328
*Shanghai Jin Jiang Tower Co. Ltd., B.......................      China            3,700,976          703,185
Shangri-La Hotels (Malaysia) Bhd. ..........................     Malaysia             36,000           15,004
                                                                                                 ------------
                                                                                                    6,650,779
                                                                                                 ------------
MACHINERY & ENGINEERING 1.5%
Chen Hsong Holdings Ltd. ...................................    Hong Kong             30,000           11,043
+*China Textile Machinery Co. Ltd., B.......................      China            8,105,794          745,733
Guangzhou Shipyard International Co. Ltd., H................      China               88,000           10,570
Northeast Electric Transmission & Transformation, H.........      China            3,052,000          374,479
*Shanggong Co. Ltd., B......................................      China            2,526,630          257,716
*Shanghai Erfangji Textile Machinery Co. Ltd., B............      China           12,645,787        1,087,538
*Shanghai Steel Tube Co. Ltd., B............................      China            5,929,280          640,362
*Shanghai Zhenhua Port Machinery Co. Ltd., B................      China               73,000           53,144
                                                                                                 ------------
                                                                                                    3,180,585
                                                                                                 ------------
MERCHANDISING 4.9%
Dairy Farm International Holdings Ltd. .....................    Hong Kong          7,616,357        9,139,628
Fortei Holdings Ltd. .......................................    Hong Kong          9,582,000          242,567



                                                                               9
 PAGE


TEMPLETON CHINA WORLD FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1998 (UNAUDITED) (CONT.)



                                                                 COUNTRY          SHARES            VALUE
                                                                 ----------------------------------------
COMMON STOCKS (CONT.)
MERCHANDISING (CONT.)
Joyce Boutique Holdings Ltd. ...............................    Hong Kong         10,181,000     $    407,634
*Wo Kee Hong Holdings Ltd. .................................    Hong Kong         21,339,200          799,273
                                                                                                 ------------
                                                                                                   10,589,102
                                                                                                 ------------
METALS & MINING .5%
*Bengang Steel Plates Co. Ltd. .............................      China            3,498,800          759,184
Maanshan Iron & Steel Co. Ltd., H...........................      China            2,408,000          258,139
                                                                                                 ------------
                                                                                                    1,017,323
                                                                                                 ------------
MISCELLANEOUS MATERIALS & COMMODITIES .1%
*Luoyang Glass Co. Ltd., H..................................      China            1,656,000          151,858
                                                                                                 ------------
MULTI-INDUSTRY 22.5%
Cheung Kong Holdings Ltd. ..................................    Hong Kong          3,073,000       21,531,837
Jardine Matheson Holdings Ltd. .............................    Hong Kong            615,186        2,879,071
Jardine Strategic Holdings Ltd. ............................    Hong Kong          1,834,000        5,226,900
Lai Sun Garment International Ltd. .........................    Hong Kong          5,988,000        3,248,253
Swire Pacific Ltd., A.......................................    Hong Kong            657,000        3,954,304
Swire Pacific Ltd., B.......................................    Hong Kong          5,525,500        5,566,535
Wheelock and Company Ltd. ..................................    Hong Kong          5,306,000        6,133,510
                                                                                                 ------------
                                                                                                   48,540,410
                                                                                                 ------------
REAL ESTATE 22.3%
Hang Lung Development Co. Ltd. .............................    Hong Kong          8,155,000       11,954,698
*Lai Fung Holdings Ltd. ....................................    Hong Kong            234,320           40,251
Lai Sun Development Co. Ltd. ...............................    Hong Kong         11,816,000        4,654,672
*Lai Sun Development Co. Ltd., wts. ........................    Hong Kong          1,563,800           11,109
New World Development Co. Ltd. .............................    Hong Kong          4,433,182       16,347,090
Shanghai Jinqiao Export Processing Zone Dev., B.............      China            3,707,328        1,408,785
*Shanghai Lujiaxui Finance & Trade Zone Dev. Stock Co Ltd,
  B.........................................................      China              392,920          278,187
Shanghai Wai Gaoqiao Free Trade Zone Dev. Co., B............      China              543,800          234,922
*Shenzhen Properties & Resources Development Ltd., B........      China            4,750,860          944,956
Shenzhen Vanke Co. Ltd., B..................................      China              324,000          183,290
Sun Hung Kai Properties Ltd. ...............................    Hong Kong          1,557,100       11,664,424
Tian An China Investments Co. Ltd. .........................    Hong Kong          1,887,750          108,498
United Industrial Corporation Ltd., fgn. ...................    Singapore            271,000          109,537
United Overseas Land Ltd. ..................................    Singapore            346,000          307,461
                                                                                                 ------------
                                                                                                   48,247,880
                                                                                                 ------------
RECREATION & OTHER CONSUMER GOODS 4.7%
+China First Pencil Co. Ltd., B.............................      China           14,306,036        3,261,776
KTP Holdings Ltd. ..........................................    Hong Kong            223,250           26,239
*KTP Holdings Ltd., wts. ...................................    Hong Kong             53,050              651
*Phoenix Co. Ltd. ..........................................      China            6,036,980          579,550
*Shanghai Wingsung Co. Ltd., B..............................      China            5,072,317          882,583

 10


 PAGE


TEMPLETON CHINA WORLD FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1998 (UNAUDITED) (CONT.)


                                                                 COUNTRY          SHARES            VALUE
                                                                 ----------------------------------------
COMMON STOCKS (CONT.)
RECREATION & OTHER CONSUMER GOODS (CONT.)
*Shenzhen China Bicycles Co. Ltd., B........................      China            7,454,900     $  1,328,739
Yue Yuen Industrial (Holdings) Ltd. ........................    Hong Kong          2,110,200        4,060,960
                                                                                                 ------------
                                                                                                   10,140,498
                                                                                                 ------------
TELECOMMUNICATIONS
Philippine Long Distance Telephone Co., ADR.................   Philippines             3,000           79,125
                                                                                                 ------------
TEXTILES & APPAREL 1.6%
Goldlion Holdings Ltd. .....................................    Hong Kong          7,140,000        2,144,075
Laws International Holdings Ltd. ...........................    Hong Kong          6,412,000          761,904
*Shanghai Kaikai Industrial Company Limited.................      China            1,620,000          460,080
                                                                                                 ------------
                                                                                                    3,366,059
                                                                                                 ------------
TRANSPORTATION 3.0%
Chiwan Wharf Holdings Ltd., B...............................      China            3,346,000          985,325
Cross Harbour Tunnel Co. Ltd. ..............................    Hong Kong          1,175,000        1,957,701
Delgro Corp. ...............................................    Singapore              8,000            9,874
Guangshen Railway Co. Ltd., ADR.............................      China               88,000        1,138,500
IMC Holdings Ltd. ..........................................    Hong Kong          2,649,000          615,848
Malaysian Airline System Bhd. ..............................     Malaysia            102,000          117,045
Neptune Orient Lines Ltd. ..................................    Singapore            107,000           50,182
Orient Overseas International Ltd. .........................    Hong Kong            538,000          236,254
*SBS Bus Service Ltd., fgn. ................................    Singapore              5,500            2,138
*Shanghai Dazhong Taxi Shareholding Co. Ltd., B.............      China            1,567,000        1,272,404
                                                                                                 ------------
                                                                                                    6,385,271
                                                                                                 ------------
UTILITIES ELECTRICAL & Gas 3.9%
Guangdong Electric Power Development Co Ltd., B.............      China              179,000          108,198
Hong Kong Electric Holdings Ltd. ...........................    Hong Kong          1,647,600        5,851,986
Shandong Huaneng Power Development Co. Ltd., ADR............      China              196,200        1,655,437
Wing Shan International Ltd. ...............................    Hong Kong          5,534,000          807,675
                                                                                                 ------------
                                                                                                    8,423,296
                                                                                                 ------------
WHOLESALE & INTERNATIONAL TRADE
Metro Holdings Ltd., fgn. ..................................    Singapore             29,000           39,728
                                                                                                 ------------
TOTAL COMMON STOCKS (Cost $266,243,136).....................                                      209,043,194
                                                                                                 ------------

                                                                              11

 PAGE


TEMPLETON CHINA WORLD FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1998 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
                                                                                 AMOUNT**
                                                                                 --------
SHORT TERM INVESTMENTS (COST $6,923,764) 3.2%
U.S. Treasury Bills, 4.965% to 5.365%, with maturities to
  6/25/98...................................................  United States    $   6,991,000     $  6,923,404
                                                                                                 ------------
TOTAL INVESTMENTS (Cost $273,166,900) 100.0%................                                      215,966,598
OTHER ASSETS, LESS LIABILITIES..............................                                          (52,241)
                                                                                                 ------------
TOTAL NET ASSETS 100.0%.....................................                                     $215,914,357
                                                                                                 ============


*Non-income producing.
**Securities traded in U.S. dollars.
+The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at February 28, 1998, were $4,746,064.

                       See Notes to Financial Statements.

 12


 PAGE



TEMPLETON CHINA WORLD FUND, INC.
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1998 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $273,166,900)....    $215,966,598
 Cash.......................................................          46,127
 Receivables:
  Investment securities sold................................         456,635
  Dividends and interest....................................          28,128
 Organization costs.........................................           2,600
                                                                ------------
      Total assets..........................................     216,500,088
                                                                ------------
Liabilities:
 Payable to affiliates......................................         211,543
 Accrued expenses...........................................         374,188
                                                                ------------
      Total liabilities.....................................         585,731
                                                                ------------
Net assets, at value........................................    $215,914,357
                                                                ------------
                                                                ------------
Net assets consist of:
 Distributions in excess of net investment income...........    $   (179,328)
 Net unrealized depreciation................................     (57,199,079)
 Accumulated net realized loss..............................     (12,420,960)
 Capital shares.............................................     285,713,724
                                                                ------------
Net assets, at value........................................    $215,914,357
                                                                ------------
                                                                ------------
Net asset value per share ($215,914,357 / 20,383,771 shares
  outstanding)..............................................          $10.59
                                                                ------------
                                                                ------------

                       See Notes to Financial Statements.

                                                                              13


 PAGE



TEMPLETON CHINA WORLD FUND, INC.
FINANCIAL STATEMENTS (CONTINUED)


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $83,129)
 Dividends..................................................    $   3,877,672
 Interest...................................................          184,273
                                                                -------------
      Total investment income...............................                        $   4,061,945
Expenses:
 Management fees (Note 3)...................................        1,526,736
 Administrative fees (Note 3)...............................          305,347
 Transfer agent fees........................................           38,360
 Custodian fees.............................................           98,089
 Reports to shareholders....................................           21,554
 Registration and filing fees...............................           16,037
 Professional fees (Note 3).................................           28,010
 Directors' fees and expenses...............................           15,195
 Amortization of organization costs.........................            2,353
 Other......................................................            4,052
                                                                -------------
      Total expenses........................................                            2,055,733
                                                                                    -------------
            Net investment income...........................                            2,006,212
                                                                                    -------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments...............................................      (10,641,685)
  Foreign currency transactions.............................         (213,081)
                                                                -------------
     Net realized loss......................................                          (10,854,766)
 Net unrealized appreciation (depreciation) on:
  Investments...............................................     (109,253,553)
  Translation of assets and liabilities denominated in
    foreign currencies......................................          331,652
                                                                -------------
     Net unrealized depreciation............................                         (108,921,901)
                                                                                    -------------
Net realized and unrealized loss............................                         (119,776,667)
                                                                                    -------------
Net decrease in net assets resulting from operations........                        $(117,770,455)
                                                                                    ==============


                       See Notes to Financial Statements.

 14


 PAGE



TEMPLETON CHINA WORLD FUND, INC.
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS


                                                                   Six Months
                                                                      Ended
                                                                February 28, 1998         Year Ended
                                                                   (unaudited)          August 31, 1997
                                                                ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................      $   2,006,212          $  4,971,637
  Net realized gain (loss) from investments and foreign
   currency transactions....................................        (10,854,766)           12,710,529
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................       (108,921,901)           74,192,489
                                                                        -------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................       (117,770,455)           91,874,655
 Distributions to shareholders from:
  Net investment income.....................................         (5,299,780)           (5,605,537)
  Net realized gains........................................        (14,064,803)           (6,215,883)
                                                                        -------------------------------
    Net increase (decrease) in net assets...................       (137,135,038)           80,053,235
Net assets:
 Beginning of period........................................        353,049,395           272,996,160
                                                                        -------------------------------
 End of period..............................................      $ 215,914,357          $353,049,395
                                                                        -------------------------------
                                                                        -------------------------------
Undistributed net investment income/(Distributions in excess of net investment income) included in net assets:
 End of period..............................................      $    (179,328)         $  3,114,240
                                                                        -------------------------------
                                                                        -------------------------------

                       See Notes to Financial Statements.

                                                                              15


 PAGE



TEMPLETON CHINA WORLD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING CHANGES

Templeton China World Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks to achieve its objective by investing primarily in equity securities of China companies. The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as

 16


 PAGE


TEMPLETON CHINA WORLD FUND, INC.
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING CHANGES (cont.)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (cont.) information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. ORGANIZATION COSTS:

Organization costs are amortized on a straight-line basis over five years.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

At February 28, 1998, there were 100 million shares authorized ($0.01 par value). For the six months ended February 28, 1998 and for the year ended August 31, 1997 there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

3. TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management, Ltd. (TAML) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average weekly net assets of the Fund. The Fund pays an administrative fee to FT Services of 0.25% per year of the average weekly net assets of the Fund, of which 0.20% is paid to Princeton Administrators, L.P., for sub-administrative services.

Included in professional fees are legal fees of $15,426 that were paid to a law firm in which a partner is an officer of the Fund.

                                                                              17

 PAGE


TEMPLETON CHINA WORLD FUND, INC.
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES

At February 28, 1998, the net unrealized depreciation based on the cost of investments for income taxes purposes of $273,174,460 was as follows:

Unrealized appreciation.....................................  $ 33,696,463
Unrealized depreciation.....................................   (90,904,325)
                                                              ------------
Net unrealized depreciation.................................  $(57,207,862)
                                                              ============

Net realized capital losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the six months ended February 28, 1998 aggregated $27,267,078 and $23,555,602, respectively.

 18


 PAGE


TEMPLETON CHINA WORLD FUND, INC.
ANNUAL MEETING OF SHAREHOLDERS, FEBRUARY 17, 1998

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 East Broward Boulevard, Ft. Lauderdale, Florida, on February 17, 1998. The purpose of the meeting was to elect three Directors of the Fund, to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent auditors for the fiscal year ending August 31, 1998, and in their discretion, to authorize the proxyholders to vote upon other such matters that may legally come before the meeting or any adjournment of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Andrew H. Hines, Jr., Charles B. Johnson and Charles E. Johnson.* The shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent auditors for the fiscal year ending August 31, 1998. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of three (3) Directors for the term set forth below:



                                                                                 % of                            % of
                                                                              Outstanding                     Outstanding
                    Term Expiring 2001:                          For            Shares         Withheld         Shares
-------------------------------------------------------------------------------------------------------------------------

Andrew H. Hines, Jr. .......................................  12,590,200        61.77%         1,278,266         6.27%
Charles B. Johnson..........................................  12,606,337        61.85%         1,262,129         6.19%
Charles E. Johnson..........................................  12,566,941        61.65%         1,301,525         6.39%

2. The ratification or rejection of the selection of McGladrey & Pullen, LLP, as independent auditors for the Fund for the fiscal year ending August 31, 1998:


               % of                    % of                    % of
            Outstanding             Outstanding             Outstanding
   For        Shares      Against     Shares      Abstain     Shares
-----------------------------------------------------------------------

12,957,702   63.57%       239,140    1.17%        671,624    3.30%

*Harris J. Ashton, Nicholas F. Brady, S. Joseph Fortunato, John Wm. Galbraith, Edith E. Holiday, Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

                                                                              19



 PAGE


TEMPLETON CHINA WORLD FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features: -- Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request. -- Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market. -- A participant has the option of submitting additional payments to Mellon Securities Trust Company (the "Plan Agent"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton China World Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares in the open market. -- The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions. -- The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service fee of $5.00 and less trading fees. -- Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

SHAREHOLDER INFORMATION

Shares of Templeton China World Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TCH". Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800-292-9293.

The daily closing net asset value may be obtained when available on a two business day delay basis by calling Franklin Templeton Fund Information after 10 a.m. Eastern Time any business day at 1-800-DIAL BEN (1-800-342-5236).

If any shareholder is not receiving copies of the Reports to Shareholders because shares are registered in a broker's name or in a custodian's name, he or she can write and request that his or her name be added to the Fund's mailing list, by writing Templeton China World Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.


PAGE


LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global
 Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund
Franklin Templeton Global
 Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Hard
 Currency Fund
Franklin Templeton High Income
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

Fund Allocator Series
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

For Corporations
Franklin Corporate Qualified
 Dividend Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)


* These funds are now closed to new accounts, with the exception of retirement accounts.

** Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

*** The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+ Portfolio of insured municipal securities.

++ Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.
                                                                         10/97.1


PAGE


TEMPLETON CHINA WORLD FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

TRANSFER AGENT
Chase Mellon Shareholder Services
450 West 33rd Street
New York, New York 10001
1-800/416-5585

SHAREHOLDER SERVICES
1-800/632-2301

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up, and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

[RECYCLE LOGO] Printed on recycled paper

TLTCH S98 04/98